COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

(the “Fund”)

Supplement dated August 17, 2010 to the

Prospectuses and Statement of Additional Information dated April 29, 2010, as supplemented

1.	The paragraph in the section of the Class A and Class B Prospectuses entitled “Management of the Fund - Expense Reimbursement Arrangements” is revised and replaced in its entirety with the following:

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.90% of the Fund’s average daily net assets on an annualized basis. The Advisor, in its discretion, may revise or discontinue this arrangement at any time.

2.	The reference to the Fund in the first table in the section of the Statement of Additional Information entitled “INVESTMENT ADVISORY AND OTHER SERVICES - Expense Limitations” is deleted in its entirety. The following language is added to the section of the Statement of Additional Information entitled “INVESTMENT ADVISORY AND OTHER SERVICES - Expense Limitations”:

The Distributor has voluntarily agreed to reimburse the distribution fee charged to Class B shares of Mid Cap Value Fund VS to the extent that the total annual Fund operating expenses of Mid Cap Value Fund VS allocable to Class B shares exceed 0.90%. If, after reimbursing the distribution fee, total annual Fund operating expenses allocable to Class B shares (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, continue to exceed 0.90%, the Advisor will then reimburse other Fund expenses for both Class A and Class B shares to the extent necessary to limit such total annual Fund operating expenses to 0.90%. If, after reimbursing other Fund expenses, such total annual Fund operating expenses continue to exceed 0.90%, the Advisor will then waive its management fee to the extent necessary to limit such total annual Fund operating expenses to 0.90%.

These arrangements may be modified or terminated by the Distributor or the Advisor, respectively, at any time.

Shareholders should retain this Supplement for future reference.

C-1492-1 A (8/10)